UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 27, 2010
Grubb & Ellis Apartment REIT, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-52612	20-3975609

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 300, Santa
Ana, California	92705

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 714-667-8252
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Agreement
Item 9.01. Exhibits and Financial Statements
SIGNATURES
EX-10.1
EX-10.2
EX-10.3
EX-10.4
EX-10.5
EX-10.6
EX-10.7
EX-10.8
EX-10.9
EX-10.10

Item 1.01 Entry into a Material Agreement.
On August 27, 2010, Grubb & Ellis Apartment REIT, Inc. (the “Company”), through Grubb & Ellis Apartment REIT Holdings, L.P., the Company’s operating partnership (the “OP”), entered into definitive agreements to acquire nine multifamily apartment properties, containing 2,676 units, from affiliates of MR Holdings, LLC (“MR Holdings”) and to acquire substantially all of the assets, including property management agreements, of Mission Residential Management, LLC, which is the property manager of 41 properties, including the nine properties under contract for purchase, containing a total of approximately 12,000 units.
Acquisition of Nine Multifamily Properties
The OP entered into a purchase and sale agreement to acquire one property, which is owned by a limited partnership for which an affiliate of MR Holdings serves as general partner, in exchange for total consideration valued at $19.9 million, including approximately $5.8 million in cash and the satisfaction, with a new loan, of $14.1 million of mortgage indebtedness.
The OP entered into purchase and sale agreements to acquire eight properties that are owned by Delaware Statutory Trusts (each a “DST”) for which an affiliate of MR Holdings serves as trustee in exchange for total consideration valued at $157.8 million, including approximately $33.2 million of limited partnership interests in the OP (“OP Units”), with each OP Unit valued at $9.00 per unit, and the assumption of approximately $124.6 million of in-place mortgage indebtedness encumbering the properties.
We also anticipate paying an acquisition fee of 3.0% of the purchase price of each of these nine properties to our advisor, Grubb & Ellis Apartment REIT Advisor, LLC, and one of its affiliates.
The closing of these property acquisitions is subject to receipt of lender consents and various other closing conditions, including registration of the OP units issuable as part of the consideration for the DST property acquisitions and other customary closing conditions. There is no assurance that these conditions will be satisfied. Failure to satisfy closing conditions could delay or prevent the closing of some or all of these acquisitions.
The foregoing summary descriptions of the material terms of the nine purchase and sale agreements are qualified in their entirety by the actual terms of the agreements, copies of which are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, and 10.9 to this Current Report on Form 8-K, which are incorporated herein by reference.
Tax Protection Agreements
The acquisition of each of the eight properties that are owned by DSTs are intended to be treated for federal income tax purposes as a nontaxable contribution of the properties by the relevant DST investors to the OP in exchange for OP Units. In connection with these transactions, the Company and the OP will enter into tax protection agreements with the existing DST investors who are contributing their interests in exchange for OP Units at the closing of the acquisitions. These agreements are intended to protect the existing DST investors against receiving a special allocation of taxable gain upon a future disposition by the OP of the property.

The tax protection agreements will obligate the OP to use commercially reasonable efforts to dispose of the property in a transaction in which no gain is required to be recognized for federal income tax purposes (for example, a section 1031 exchange or a tax-free partnership merger or contribution), and will require the OP to indemnify the DST owners for whom gains (other than foreclosure related gains) are triggered under certain circumstances. This obligation will terminate on the seventh anniversary of the closing of the acquisition, but will earlier terminate with respect to an existing DST owner on the date on which such existing DST owner ceases to own, in the aggregate, 20% or more of the OP Units issued in respect of such DST owner’s interest in the property.
When there is a reduction in a partner’s share of partnership liabilities that exceeds the partner’s adjusted tax basis in the partnership, the partner will recognize taxable gain. The tax protection agreements also will require the OP to notify each existing DST investor if the OP intends to repay, retire, refinance or otherwise reduce (other than scheduled amortization or repayment) the amount of the liabilities with respect to a property in a manner that would cause such holder to recognize gain for federal income tax purposes. In addition, the tax protection agreements will require the OP to cooperate with such holder to arrange a special allocation of other OP liabilities to the holder in an amount sufficient to avoid causing such holder to recognize gain as a result of the reduction of the OP’s liabilities.
Acquisition of Mission Residential Property Management Business
On August 27, 2010, the OP, through a taxable REIT subsidiary, entered into an asset purchase agreement to acquire substantially all of the assets, including workforce in place and the assignment and assumption of the property management agreements with respect to all of the MR Holdings properties, of Mission Residential Management, LLC, an affiliate of MR Holdings, which is the property manager of 41 multifamily apartment properties containing approximately 12,000 units, including the properties that the Company has contracted to purchase, for aggregate consideration consisting of $5.5 million of cash plus the assumption of certain liabilities and other payments totalling approximately $1.5 million. At the closing of the transaction, each of the property management agreements with respect to the properties that the Company has not acquired will be amended immediately before it is assigned to the Company’s taxable REIT subsidiary to provide for payment of a termination fee to the Company’s taxable REIT subsidiary in the event the property management agreement is terminated by the lessee of the property under its master lease structure other than for cause, is not extended by the lessee or is terminated by the manager without good reason. The termination fee provision will survive for five years after the closing. The termination fee will not be payable if a property management agreement is terminated as a result of the Company’s acquisition of the managed property. The obligations of the lessees of the properties to pay these termination fees will be guaranteed by MR Holdings and by Mission Residential Holdings, LLC, an affiliate of MR Holdings.
As part of the transaction, the OP’s taxable subsidiary will hire approximately 300 employees of Mission Residential Management and MR Holdings and will assume an office lease for the office space in Oakton, Virginia where MR Holdings conducts its asset management operations.

In connection with the acquisition of Mission Residential Management’s property management business, the OP or its taxable subsidiary will also enter into certain ancillary agreements with affiliates of MR Holdings, including but not limited to:
•	a consulting and transition services agreement with an affiliate of MR Holdings pursuant to which the Company will pay such affiliate up to $1.2 million for certain consulting and transition services rendered in connection with the transactions;

•	an asset management agreement pursuant to which the OP will assume asset management and investor relations responsibilities for the MR Holdings properties that the OP has not acquired;

•	intellectual property assignments; and

•	other customary closing agreements, instruments and certificates.
The asset purchase agreement contains customary representations and warranties relating to the property management business and purchased assets and contains covenants on the part of the seller that include a covenant to operate the property management business prior to the closing only in the ordinary course of business. Following closing, the seller and certain of its affiliates are required to indemnify, defend and hold harmless the buyer and its affiliates, subject to certain limitations, against losses, claims and liabilities that arise out of breaches of representations and warranties, breaches of covenants and liabilities that the buyer is not agreeing to assume, including pre-closing liabilities. The closing of the acquisition of the Mission residential property management business is subject to various closing conditions, including lender consents to the amendment and the assignment and assumption of the property management agreements and various other customary closing conditions. There is no assurance that all of these conditions will be satisfied. Failure to satisfy closing conditions could delay or prevent the closing of this acquisition.
The foregoing summary description of the material terms of the asset purchase agreement is qualified in its entirety by the actual terms of the asset purchase agreement, a copy of which is filed as Exhibit 10.10 to this Current Report on Form 8-K, which are incorporated herein by reference.
In reviewing the agreements included as exhibits to this Current Report on Form 8-K, please remember they are included to provide you with information regarding their terms and are not intended to provide any other factual or disclosure information about the Company or the other parties to the agreements. The agreements contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the other parties to the applicable agreement and:
•	should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

•	have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;
•	may apply standards of materiality in a way that is different from what may be viewed as material to you or other investors; and

•	were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.
Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. Additional information about the Company may be found elsewhere in this Current Report and the Company’s other public filings, which are available without charge through the SEC’s website at http://www.sec.gov.
NEITHER THIS CURRENT REPORT ON FORM 8-K NOR ANY OF THE ATTACHED EXHIBITS IS AN OFFER TO SELL NOR A SOLICITATION OF OFFERS TO BUY ANY SECURITIES DESCRIBED IN THIS REPORT OR THE ATTACHED EXHIBITS.
Forward-Looking Statements
The Company’s statements contained in this current report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Actual results may differ materially from those included in the forward-looking statements. The Company intends those forward-looking statements to be covered by the safe-harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and the Company is including this statement for purposes of complying with those safe-harbor provisions. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, intentions and expectations, are generally identifiable by use of the words “expect,” “project,” “may,” “will,” “should,” “could,” “would,” “intend,” “plan,” “propose,” “anticipate,” “estimate,” “believe,” “continue,” “predict,” “potential” or the negative of such terms and other comparable terminology. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could cause actual events in the future to differ from the forward-looking statements contained in this report relating to the proposed transactions described in the report include, but are not limited to:
•	material adverse changes in the business or assets of MR Holdings, Mission Residential Management or their properties;

•	material adverse changes in the business, assets or financial condition of the Company that prevent the Company from being able to close the proposed transactions;

•	inability of the parties to obtain all consents and approvals that are required to complete the proposed transactions, including lender consents and regulatory approvals;

•	legal or regulatory proceedings that prevent the parties from being able to complete the proposed transactions; or
•	the Company’s inability to raise sufficient funds to close the transactions.

Item 9.01. Exhibits and Financial Statements.
In reviewing the agreements included as exhibits to this Current Report on Form 8-K, please remember they are included to provide you with information regarding their terms and are not intended to provide any other factual or disclosure information about the Company or the other parties to the agreements. The agreements contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the other parties to the applicable agreement and:
•	should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

•	have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;

•	may apply standards of materiality in a way that is different from what may be viewed as material to you or other investors; and

•	were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.
Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. Additional information about the Company may be found elsewhere in this Current Report and the Company’s other public filings, which are available without charge through the SEC’s website at http://www.sec.gov.
d. Exhibits:
10.1	Asset Purchase Agreement, dated August 27, 2010, by and among MR Property Management, LLC, Mission Residential Management, LLC, MR Holdings, LLC and Christopher C. Finlay

10.2	Purchase and Sale Agreement, dated August 27, 2010, by and between Mission Tanglewood, DST and Grubb & Ellis Apartment REIT Holdings, L.P.

10.3	Purchase and Sale Agreement, dated August 27, 2010, by and between Mission Capital Crossing, DST and Grubb & Ellis Apartment REIT Holdings, L.P.

10.4	Purchase and Sale Agreement, dated August 27, 2010, by and between Mission Barton Creek, DST and Grubb & Ellis Apartment REIT Holdings, L.P.

10.5	Purchase and Sale Agreement, dated August 27, 2010, by and between Mission Briley Parkway, DST and Grubb & Ellis Apartment REIT Holdings, L.P.

10.6	Purchase and Sale Agreement, dated August 27, 2010, by and between Mission Preston Wood, DST and Grubb & Ellis Apartment REIT Holdings, L.P.

10.7	Purchase and Sale Agreement, dated August 27, 2010, by and between Mission Battleground Park, DST and Grubb & Ellis Apartment REIT Holdings, L.P.

10.8	Purchase and Sale Agreement, dated August 27, 2010, by and between Mission Mayfield Downs, DST and Grubb & Ellis Apartment REIT Holdings, L.P.

10.9	Purchase and Sale Agreement, dated August 27, 2010, by and between Mission Brentwood, DST and Grubb & Ellis Apartment REIT Holdings, L.P.

10.10	Purchase and Sale Agreement, dated August 27, 2010, by and between Mission Rock Ridge, L.P. and Grubb & Ellis Apartment REIT Holdings, L.P.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 31, 2010	Grubb & Ellis Apartment REIT, Inc.
	By:	/s/ Stanley J. Olander, Jr.
Name: Stanley J. Olander, Jr.
Title: Chief Executive Officer